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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 8, 2004


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF JANUARY 1, 2004, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-1)


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)
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           DELAWARE                   333-14625                33-0727357
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(State or Other Jurisdiction         (Commission           (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

         3 Ada
         Irvine, California                                 92618
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(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100


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                                       -2-

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On January 20, 2004, a single series of certificates, entitled Option One Mortgage Loan Trust 2004-1, Asset-Backed Certificates, Series 2004-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of January 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Option Mortgage Acceptance Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (the "Master Servicer") and Wells Fargo Bank, N.A. as trustee (the "Trustee"). The Certificates consist of fourteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1A Certificates", "Class A-1B Certificates", "Class A-1C Certificates", "Class A-2 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class C Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate and fixed rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $596,915,355.25 and any amounts in the Pre-funding Accounts as of January 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreements, dated January 14, 2004, among Option One, Option One Owner Trust 2001-1A, Option One Owner Trust 2001-1B, Option One Owner Trust 2001-2, Option One Owner Trust 2002-3, Option One Owner Trust 2003-4 and Option One Owner Trust 2003-5, as applicable, as sellers and the Depositor (the "Mortgage Loan Purchase Agreements") and (ii) the Mortgage Loan Purchase Agreement, dated January 14, 2004, between Option One and the Depositor (the "Option One Purchase Agreement"). The Class A-1A Certificates, the Class A-1B Certificates, the Class A-1C Certificates, the Class A-2 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates and the Class M-6 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. as representative of the underwriters ("Greenwich"), pursuant to an Underwriting Agreement, dated January 14, 2004 (the "Underwriting Agreement") among the Depositor, Option One, Greenwich, Banc of America Securities LLC, UBS Securities LLC, Banc One Capital Markets, Inc., Citigroup Global Markets Inc. and H&R Block Financial Advisors Inc..

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:



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                                       -3-





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                   Initial Certificate Principal
     Class         Balance or Notional Amount            Pass-through Rate
     -----         --------------------------            -----------------
      A-1A                $200,000,000                        Variable
      A-1B                $180,000,000                        Variable
      A-1C                $ 20,000,000                        Variable
      A-2                 $240,000,000                        Variable
      M-1                 $ 52,400,000                        Variable
      M-2                 $ 42,800 000                        Variable
      M-3                 $ 11,600,000                        Variable

      M-4                 $ 12,000,000                        Variable
      M-5                 $ 9,000,000                         Variable
      M-6                 $ 9,600,000                         Variable
      M-7                 $ 8,800 000                         Variable
       C                  $ 13,599,900                        Variable
       P                    $ 100.00                            N/A
       R                    100.00%                             N/A
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         The Certificates, other than the Class M-7 Certificates, the Class C
Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated January 14, 2004, and the Prospectus Supplement, dated January 14, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-7 Certificates, the Class C Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits



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                                       -4-

         EXHIBIT NO.               DESCRIPTION
         -----------               -----------
              4.1                  Pooling and Servicing Agreement, dated as of
                                   January 1, 2004, by and among Option One
                                   Mortgage Acceptance Corporation as Depositor,
                                   Option One Mortgage Corporation as Master
                                   Servicer and Wells Fargo Bank, N.A. as
                                   Trustee, relating to the Series 2004-1
                                   Certificates.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 5, 2004


                                OPTION ONE MORTGAGE ACCEPTANCE
                                CORPORATION


                                By: /s/ David S. Wells
                                   ---------------------------
                                Name:   David S. Wells
                                Title:  Assistant Secretary






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                                       -6-

                                INDEX TO EXHIBITS




                                                                 Sequentially
     Exhibit No.         Description                             Numbered Page
     -----------         -----------                             -------------
         4.1       Pooling and Servicing Agreement, dated as of          7
                   January 1, 2004, by and among Option One
                   Mortgage Acceptance Corporation as Depositor,
                   One Mortgage Corporation as Master Servicer and Wells Fargo Bank, N.A. as Trustee relating to the Series 2004-1 Certificates.




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                                   Exhibit 4.1